SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2004

Commission File
No.  001-10253

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

41-1591444

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address and Zip Code of principal executive offices)

(612) 661-6500
(Registrant’s telephone number, including area code)

Item 7.           Financial Statements, ProForma Financial Information and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Analyst Presentation of TCF Financial Corporation,
Dated August 12, 2004

99.2	Press Release of TCF Financial Corporation,
Dated August 5, 2004

Item 9.           Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the second quarter of 2004 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information. These materials supplement investor presentation materials previously furnished as an exhibit to a Current Report on Form 8-K dated July 26, 2004.  These materials are dated August 12, 2004, and TCF does not undertake to update the materials after that date.

On August 12, 2004, the Company will make a presentation which will be webcast beginning at approximately 9:30 a.m. Eastern Time (8:30 a.m. Central Time).  The webcast presentation was announced in a press release dated August 5, 2004, a copy of which is attached hereto as Exhibit 99.2.  The presentation is also available on the Company’s web site at www.tcfexpress.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 12.    Results of Operations and Financial Condition.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the second quarter of 2004 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information. These materials supplement investor presentation materials previously furnished as an exhibit to a Current Report on Form 8-K dated July 26, 2004.  These materials are dated August 12, 2004, and TCF does not undertake to update the materials after that date.

On August 12, 2004, the Company will make a presentation which will be webcast beginning at approximately 9:30 a.m. Eastern Time (8:30 a.m. Central Time).  The webcast presentation was announced in a press release dated August 5, 2004, a copy of which is attached hereto as Exhibit 99.2.  The presentation is also available on the Company’s web site at www.tcfexpress.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman of the Board, Chief Executive Officer and Director

/s/ Neil W. Brown
Neil W. Brown, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:             August 12, 2004